UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

IHOOKUP SOCIAL, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF IHOOKUP SOCIAL, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

iHookup Social, Inc.
125 E. Campbell Ave.
Campbell, California 95008
(855) 473-7473

INFORMATION STATEMENT
(Preliminary)

September 8, 2015

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock and Preferred Stock of iHookup Social, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders  (the “shareholders”) of common stock, par value $.0001 per share (the “common stock”) and preferred stock, par value $.0001 (the “preferred stock”) of iHookup Social, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our” ), to notify the shareholders of the approval of the following action:

(1)	an amendment of the Company’s Articles of Incorporation to change the corporation’s name to Friendable, Inc.

On August 21, 2015, the actions above were approved by written consent of the Board of Directors (“Board”) and the shareholders holding a majority of the voting power of the Company.

This Information Statement is being mailed on or around September 8, 2015, to the shareholders of the Company as of August 21, 2015 (“Record Date”). Because shareholders holding a majority of the shares are in favor of the following action, proxies are not being solicited in this matter.

You are encouraged to read the attached Information Statement, including the attached Annexes for further information regarding these actions.  In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will be deemed ratified and effective at a date that is at least 20 calendar days after the date this Information Statement has been mailed to our record shareholders.  We anticipate this date to occur on or about the close of business on September 30, 2015.

This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

iHookup Social, Inc.

By:	/s/ Robert A. Rositano, Jr.
Name: Robert A. Rositano, Jr.
Title: Chief Executive Officer

NOTICE OF CORPORATE ACTION TO BE TAKEN
PURSUANT TO WRITTEN CONSENT OF
THE BOARD OF DIRECTORS AND MAJORITY SHAREHOLDERS
IN LIEU OF A MEETING OF THE SHAREHOLDERS

Because shareholders representing a majority of the shares outstanding are in favor of the following corporate actions, shareholder approval will be achieved by written consent in accordance with the corporate laws of the State of Nevada.  In an effort to minimize the Company’s expenses, a meeting of the shareholders is not required and will not be held.

No Dissenter's Rights of Appraisal - The Company's shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be approved by the shareholders.

1.  Share information.

(a)  Outstanding Shares and Voting Rights.

As of the Record Date, the Company's authorized capital stock consisted of 10,000,000,000 shares of common stock, $0.0001 per share par value, and 50,000,000 shares of preferred stock, $0.0001 per share par value, of which all are designated Series A preferred stock.  The rights, terms and preferences of preferred stock are set by the Board of the Company, subject to the consent of the holders of at least a majority of the then outstanding shares of Series A preferred stock.  As of the Record Date, there were 129,366,526 shares of common stock outstanding and 22,286 shares of preferred stock outstanding.  Each share of common stock entitles its holder to one vote on each matter submitted to the shareholders.  The holders of preferred stock are entitled to cast votes equal to nine (9) times the total number of shares of common stock which are issued and outstanding, or a total of  1,164,298,734 votes, voting together with the holders of common stock as a single class. All 129,366,526 shares of Series A preferred stock voted in favor of the action described above, thus because shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock have executed a written consent approving of the proposals discussed herein, and having sufficient voting power to approve such proposals through ownership of capital stock, no other shareholder consent will be solicited in connection with this Information Statement.

The Series A preferred stock ownership and the corresponding number of votes are as follows:

Name of Preferred Stockholder	Number of Shares Preferred Stock held	Number of Votes held by such Preferred Stockholder

Robert A Rositano Jr.	2,255	117,809,102
Dean Rositano	2,255	117,809,102
Checkmate Mobile, Inc.	520	27,166,622
Copper Creek Holdings, LLC	17,256	901,513,908
- Robert Rositano	8,628	450,756,954
- Stacy Rositano	8,628	450,756,954
		1,164,298,734

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on September 30, 2015.

(b)  Security Ownership of Certain Beneficial Owners and Management.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of August 21, 2015 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

The following tabulation shows, as of the Record Date, the number of shares of capital stock owned beneficially by: (a) all persons known to be the holders of more than five percent (5%) of voting securities, (b) Directors, (c) Executive Officers and (d) all other Officers and Directors as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class

Preferred:	(a)	Holders Over 5%

Series A preferred	Robert A Rositano Jr.	10,883	(1)	Direct	48.83%
	7960 Soquel Drive #146 Aptos, CA 95003

Series A preferred	Dean Rositano	2,255		Direct	10.12%
	126 Sea Terrace Way,
	Aptos, CA 95003

Series A preferred	Checkmate Mobile, Inc.	520		Direct	2.33%
	125 E. Campbell Ave.,
	Campbell, California 95008

Series A preferred	Copper Creek Holdings, LLC (2)	17,256		Direct	77.43%
	7960 B Soquel Dr., Suite #146
	Aptos, CA 95003
	- Robert Rositano	8,628			38.71%
	- Stacy Rositano	8,628			38.71%

	(b) Directors

Series A preferred	Robert A Rositano Jr.	10,883	(1)	Direct and	48.83%
	7960 Soquel Drive #146 Aptos, CA 95003			Indirect

Series A preferred	Dean Rositano	2,255		Direct	10.12%
	126 Sea Terrace Way,
	Aptos, CA 95003

	(c)	Executive Officers

Series A preferred	Robert Rositano, Jr. and Dean Rositano as named above

Series A preferred	(d) Officers and Directors as a Group for preferred stock	13,138	(1)	Direct and Indirect	58.95%

Total O/S		22,286

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

	(a) Holders over 5%

Common Stock	Copper Creek Holdings, LLC (2)	225,512	Direct	0.17%
	7960 B Soquel Dr., Suite #146
	Aptos, CA 95003
	- Robert Rositano	112,756	Direct	0.09%
	- Stacy Rositano	112,756	Direct	0.09%

	(b) Directors

Common Stock	Robert A Rositano Jr.	800,000	Direct (1)	0.62%
	7960 Soquel Drive #146 Aptos, CA 95003

Common Stock	Dean Rositano	951,895	Direct	0.74%
	126 Sea Terrace Way,
	Aptos, CA 95003

	(c) Executive Officers

Common Stock	Frank Garcia	770	Direct (2)	0.00%
	Tucson, AZ

Common Stock	Will Richards	297,518	Direct	0.23%
	(former employee)

Common Stock	Robert Rositano, Jr. and Dean Rositano as named above

common stock	(d) Officers and Directors as a Group for common stock	2,050,183	Direct (2)	1.58%

(1) Based on Total O/S as of August 21, 2015		129,366,526
(2) Includes 350 vested stock options.

2.  Changes in Control

On February 6, 2014, the Company filed with the SEC a Form 8-K for the purpose of announcing its entry into an Agreement and Plan of Merger and Reorganization, dated January 31, 2014 (the “Merger Agreement”), with IHookup Social, Inc. (“iHookup”), via its wholly-owned subsidiary, iHookup Operations Corp.  iHookup’s  shareholders exchanged all of their twelve million (12,000,000) shares of outstanding stock for two million five hundred thousand (2,500,000) shares of the Company’s newly designated Series A preferred stock. Please see above for disclosure on beneficial ownership.

3. Matters to be Acted upon:

(a)	an amendment of the Company’s Articles of Incorporation to change the corporations name to Friendable, Inc.

Proposal 1

AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATIONS NAME TO FRIENDABLE, INC.

Background

The company has announced that we are re-branding our app from "iHookup Social" to "Friendable" http://www.friendable.com.    As a result the company would like to change its name to match the rebranding so as to be more recognizable and create less confusion.

Vote Required

The Board and the shareholders holding a majority of the voting power have determined that it is advisable and in the best interests of the Company and its shareholders to authorize the Board to effect the name change to Friendable, Inc.   The Board and a majority of the shareholders have approved an amendment to the Company’s Articles of Incorporation to amend the name to Friendable, Inc.

The Board and shareholders holding a majority of the voting power have each adopted a resolution to amend the Company’s Articles of Incorporation as set forth in the Certificate of Amendment, substantially in the text attached as Annex A to this Information Statement.  The name of the corporation will change to Friendable, Inc.   The name change shall be effective upon the filing the Certificate of Amendment for the Articles of Incorporation with the Nevada Secretary of State.

The text of the Certificate of Amendment for the Articles of Incorporation is attached to this Information Statement as Annex A, in substantially similar form.

Reasons for the name change

The company has announced that we are re-branding our app from "iHookup Social" to "friendable" http://www.friendable.com.    As a result the company would like to change its name to match the rebranding so as to be more recognizable and create less confusion.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Following the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Nevada Secretary of State, we intend to submit a request to the Financial Industry Regulatory Authority (“FINRA”) and request a symbol change under which the Company’s common stock will trade.  Further, we expect that our common stock will continue to be quoted on the OTCQB or other applicable tiers of the OTC markets.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	The Registrant’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year December 31, 2013 and December 31, 2015;

(2)
The Registrant’s current reports on Form 8-K, as filed with the Commission on September 2, 3014, September 25, 2014, October 2, 2014, October 16, 2014, October 20, 2014, October 27, 2014, November 24, 2014, January 22, 2015, March 6, 2015, March 27, 2015, April 3, 2015, April 17, 2015, April 24, 2015, June 9, 2015, June 26, 2015 and August 11, 2015; and

(3)	The Registrant’s Quarterly Reports on Form 10-Q and Form 10-Q/A for the quarter ended September 30, 2014, March 31, 2015 and June 30, 2015.

You may request a copy of these filings, at no cost, by writing iHookup Social, Inc. 125 E. Campbell Ave. Campbell, California 95008, telephone: (855) 473-7473.  Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 125 E. Campbell Ave., Campbell, California 95008, telephone: (855) 473-7473.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of common stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

iHookup Social, Inc.

Dated: September 8, 2015	By:	/s/ Robert A. Rositano, Jr.
Name: Robert A. Rositano, Jr.
Title: Chief Executive Officer

ANNEX A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: iHookup Social, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

     a) Article I is hereby amended to read:

“The name of the corporation shall be Friendable, Inc.”

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: In excess of 51%.

4. Effective date and time of filing: (optional)

5. Signature:

By:	/s/ Robert A. Rositano, Jr.
Name: Robert A. Rositano, Jr.
Title: Chief Executive Officer

A-1